SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 1, 2023

LOYALTY VENTURES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40776	87-1353472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8235 DOUGLAS AVENUE, SUITE 1200

DALLAS, TX 75225

(Address and Zip Code of Principal Executive Offices)

(972) 338-5170

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LYLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On March 1, 2023, LVI Lux Financing S.àr.l, a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Seller”), which is a wholly-owned indirect subsidiary of Loyalty Ventures Inc., a Delaware corporation (the “Company”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Opportunity Partners B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Buyer”), pursuant to which the Buyer agreed to acquire from the Seller 100% of all issued and outstanding shares (the “Shares”) in the capital of Apollo Holdings B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Apollo Holdings”) and the legal and beneficial owner, directly or indirectly, of all of the shares of the subsidiaries of the Company that constitute its BrandLoyalty business (the “BrandLoyalty Business”). Apollo Holdings and each of its direct and indirect subsidiaries are collectively referred to herein as the “BL Entities.”

Upon the terms and conditions set forth in the Purchase Agreement, the Buyer has agreed to purchase the Shares from the Seller for a fixed aggregate purchase price of $6 million to be paid in cash at the closing of the sale transaction contemplated by the Purchase Agreement (the “Closing”).

The Purchase Agreement contains representations and warranties of the Buyer and the Seller, all of which shall expire at the Closing. The Purchase Agreement contains customary covenants to conduct the BrandLoyalty Business in the ordinary course of business prior to the Closing, with, to the extent permitted by applicable law, certain actions requiring the prior consent of the Buyer, including: (i) entering into contracts or any similar binding obligation or commitment having a future liability in excess of €1,000,000 in the aggregate; (ii) lending or borrowing any money, other than under the Bridge Loan Agreement (as defined below), in excess of €500,000; (iii) subject to certain exceptions, disposing of any material assets (including cash outside the ordinary course of business) or imposing any encumbrance thereupon; (iv) amending or terminating any material contracts; (v) entering into any material contracts; (vi) initiating or settling material litigation; (vii) hiring employees outside the ordinary course of business; and (viii) making dividends or distributions. In addition, the Purchase Agreement contains a customary cooperation covenant that is binding on each of the Seller and the Buyer.

The Closing is subject to the satisfaction or waiver of certain conditions, including: (i) each of (A) the Consent (as defined below) and (B) the Bread Release (as defined below) being in full force and effect; (ii) other than encumbrances granted by a BL Entity to the Buyer or its affiliate, no encumbrance granted by the BL Entities being enforced; (iii) the representations and warranties made by the Buyer and the Seller being true and accurate; and (iv) the obtaining of required regulatory approvals.

The Purchase Agreement may be terminated by either the Seller or the Buyer at any time if the Closing has not occurred by July 1, 2023, provided that such termination right shall not be available to a party that (i) has breached its obligations to obtain any required regulatory approvals or (ii) has materially breached any of its other obligations under the Purchase Agreement. The Purchase Agreement contains mutual releases effective as of the Closing between and among the BL Entities on the one hand and the Seller and its affiliates (excluding the BL Entities) on the other hand. In contemplation of the Purchase Agreement, on February 27, 2023, each of (i) Bread Financial Holdings, Inc., a Delaware corporation, and (ii) the Buyer and the BL Entities granted certain mutual releases effective upon the date of the Closing (the “Bread Release”).

The Purchase Agreement, and any dispute or claim arising out of or in connection with the Purchase Agreement or its subject matter, is governed by, and will be construed in accordance with, Dutch law.

The foregoing description of the Purchase Agreement, related documents and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Bridge Loan Agreement

On March 1, 2023, substantially concurrently with the entering into of the Purchase Agreement, Brand Loyalty International B.V., a private company with limited liability incorporated under the laws of the Netherlands (“BLI”), and Brand Loyalty Sourcing B.V., a private company with limited liability incorporated under the laws of the Netherlands (“BLS” and collectively with BLI, the “Bridge Loan Borrowers”), which are BL Entities, entered into a Bridge Loan

Agreement with the Buyer (the “Bridge Loan Agreement”). Under the terms of the Bridge Loan Agreement, the Buyer has agreed to lend to the Bridge Loan Borrowers from time to time, on a revolving basis, up to €25,000,000 at any one time outstanding solely for the purpose of funding the working capital needs of the BrandLoyalty Business in the period between the signing of the Purchase Agreement and the Closing (the “Bridge Loan”).

Interest under the Bridge Loan Agreement will accrue at a rate of 10% per year on the outstanding principal balance of the Bridge Loan as of the drawdown date, and will be due and payable on the maturity date. The maturity date of the loans made under the Bridge Loan Agreement shall be the earlier of (i) 20 business days after the Closing and (ii) 3 business days after the termination of the Purchase Agreement in accordance with its terms. As security for the repayment of the amounts owed under the Bridge Loan Agreement, a first ranking pledge was granted to the Buyer by BLS solely on its inventory (the “Bridge Loan Pledge”).

The Bridge Loan Agreement contains events of default, including upon: (i) nonpayment (subject to a grace period of five business days); (ii) a change of control; (iii) a liquidation event with respect to any BL Entity; (iv) any BL Entity ceasing all or a material part of its business; and (v) certain foreclosure events.

Upon the occurrence and during the continuance of any event of default under the Bridge Loan Agreement, the Buyer may, among other remedies, accelerate all or part of the indebtedness (including accrued interest) under the Bridge Loan Agreement and/or declare that all or part of the Bridge Loan be payable on demand.

The foregoing description of the Bridge Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Loan Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Consent under the Credit Agreement

On March 1, 2023, the Company, the Bridge Loan Borrowers, Brand Loyalty Group B.V., a private company with limited liability incorporated under the laws of the Netherlands (“BLG”), and Brand Loyalty Holding B.V., a private company with limited liability incorporated under the laws of the Netherlands (“BLH”), as borrowers, and the Seller, Apollo Holdings, BLS and each of the other guarantors under that certain senior secured credit agreement, dated as of November 3, 2021 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Company, certain subsidiaries as additional borrowers and certain subsidiaries as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (the “Administrative Agent”) party thereto entered into a Consent (the “Consent”) with (i) certain lenders party to the Credit Agreement (the “Consenting Lenders”), constituting lenders holding a majority of the total credit exposures under the Credit Agreement (the “Required Lenders”) and (ii) the Administrative Agent.

Pursuant to the Consent, the Consenting Lenders have consented to, among other things, effective upon the execution of the Purchase Agreement and other conditions: (i) the Bridge Loan and the incurrence of the Bridge Loan Pledge; (ii) the subordination of the liens on the inventory of BLS securing obligations under the Credit Agreement to the Bridge Loan Pledge; and (iii) the Seller entering into the Purchase Agreement. In addition, to the extent the Required Lenders but less than all lenders under the Credit Agreement execute the Consent, the Consent permits certain asset transfers and consolidations to effect the transaction contemplated by the Purchase Agreement. Until the earlier of (i) the Closing and (ii) certain specified termination events, the Consenting Lenders directed the Administrative Agent to forbear from taking any enforcement actions under the Credit Agreement.

Effective upon the date of the Closing and other conditions, the Consenting Lenders have also consented to, among other things: (i) the sale of the BrandLoyalty Business contemplated by the Purchase Agreement, (ii) the release of the liens on the assets of the BL Entities and the equity interests in the BL Entities; (iii) the release of the BL Entities that are guarantors under the Credit Agreement from their obligations under the Loan Documents (as defined in the Credit Agreement); (iv) if all lenders under the Credit Agreement have executed the Consent, the release of BLG, BLH, and the Bridge Loan Borrowers from their obligations under the Loan Documents; and (v) if the Required Lenders, but less than all lenders under the Credit Agreement, have executed the Consent, the permanent forbearance by the Required Lenders and the Administrative Agent from enforcing or exercising any rights or remedies under the Loan Documents against the BrandLoyalty Business or the BL Entities, including BLG, BLH and the Bridge Loan Borrowers, or any of the assets of the BL Entities that form any part of the BrandLoyalty Business which are sold or otherwise disposed of to the Buyer in connection with the sale (the “Lender Release”).

The foregoing description of the Consent does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information relating to the Bridge Loan Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially for a variety of reasons, including, among others, our high level of indebtedness; reductions in our credit ratings that limit our ability to access capital markets; increases in market interest rates; the potential for our common stock to be delisted from trading on Nasdaq, including for failure to meet minimum continuing listing standards; the potential failure to satisfy the closing conditions under the Purchase Agreement, which may result in the sale transaction not being consummated; the potential failure to satisfy the borrowing conditions under the Bridge Loan Agreement, which may result in the BrandLoyalty Business not being able to obtain bridge loans, which could lead to the insolvency of the BrandLoyalty Business; continuing impacts related to COVID-19, including variants, labor shortages, reduction in demand from clients, supply chain disruption for our reward suppliers and capacity constraints, rising costs or other disruptions in the airline or travel industries; changes in geopolitical conditions, including the Russian invasion of Ukraine and related global sanctions and Russian restrictions or actions with respect to local assets; fluctuation in foreign exchange rates; execution of restructuring plans and any resulting cost savings; loss of, or reduction in demand for services from, significant clients; loss of active AIR MILES® Reward Program collectors or greater than expected redemptions by the same; unfavorable resolution of pending or future litigation matters; the Consent may terminate or expire; disruption to operations due to the separation from our former parent or failure of the separation to be tax-free; new regulatory limitations related to consumer protection or data privacy limiting our services; and loss of consumer information due to compromised physical or cyber security. We believe that our expectations are based on reasonable assumptions. No assurances can be given that our expectations will prove to be correct. Additional risks and uncertainties are set forth in the Risk Factors section of both (1) our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1*+	Sale and Purchase Agreement, dated as of March 1, 2023, by and among LVI Lux Financing S.àr.l and Opportunity Partners B.V.

10.2*+	Bridge Loan Agreement, dated as of March 1, 2023, by and among Opportunity Partners B.V., as lender, and Brand Loyalty International B.V. and Brand Loyalty Sourcing B.V., as borrowers.

10.3*

Consent, dated as of March 1, 2023, by and among Loyalty Ventures Inc., Brand Loyalty Group B.V., Brand Loyalty Holding B.V, Brand Loyalty International B.V, as borrowers under the Credit Agreement, dated as of November 3, 2021 (as amended, supplemented or otherwise modified), the guarantors under the Credit Agreement named therein, the lenders party to the Credit Agreement named therein, and Bank of America, N.A., as the Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits upon request by the U.S. Securities and Exchange Commission.

+ Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information has been excluded from this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loyalty Ventures Inc.

Date: March 2, 2023	By:	/s/ Cynthia L. Hageman
Cynthia L. Hageman
Executive Vice President, General Counsel and Secretary